SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 6, 2004

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

         California                     0-31080                    68-0434802
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(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                File Number)           Identification No.)

1180 Airport Road, Suite 101, Napa, California                   94558
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (707) 257-8585

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 7. Financial Statements and Exhibits.

            (b)   Exhibits

                  99.1  Press  release  published  February  6, 2004  announcing
                        North Bay Bancorp's declaration of cash and stock dividends

Item 5. - Other Matters and Item 9. - Regulation FD Disclosure

Declaration of Dividends. On January 26, 2004, the Board of Directors of North Bay Bancorp declared a 5% stock dividend and a $0.20 per share cash dividend for shareholders of record as of March 12, 2004, both payable on March 29, 2004. A copy of the press release announcing these dividends as published on February 6, 2004 is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2004           NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)


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